UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 13, 2020

REPRO MED SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	0-12305	13-3044880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Carpenter Road, Chester, New York	10918
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (845) 469-2042

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [_]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
common stock, $0.01 par value	KRMD	NASDAQ Capital Market

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)          Compensatory Arrangements of Certain Officers.

On April 13, 2020, upon recommendation of its Compensation Committee (the “Committee”), the Board of Directors (the “Board”) of Repro Med Systems, Inc. d/b/a KORU Medical Systems (“KORU”) approved a Management Incentive Compensation Plan (the “MICP”), providing the opportunity for a cash bonus to eligible participants, and set certain components of the MICP for each of KORU’s executive officers for the year ended December 31, 2020.

Under the MICP, upon recommendation of the Committee and taking into account the terms of any employment agreements, the Board will establish, on an annual basis, each executive officer’s maximum base bonus award potential and over-achievement bonus award potential, as a percentage of such executive officer’s annual base salary, each of which will be applied to the executive officer’s actual final year-end regular earnings to take into account any increases to base salary and employment commencing after the beginning of the year.  In addition, upon recommendation of the Committee, the Board will establish, on an annual basis, the performance objectives, and the relative weightings thereof, applicable to each executive officer’s bonus opportunity.  These performance objectives may include both financial and strategic objectives, measured on an absolute basis or relative to a pre-established target, in each case as specified and weighted by the Board (e.g., earnings before one or more of interest, taxes, depreciation and amortization; gross margin; operating margin or profit margin; strategic plan progress; and cash flow).  The performance objectives can also include individual performance metrics established by the Board upon recommendation of the Chief Executive Officer upon consultation with the other individual participants (except with respect to his own individual performance metrics, if any).  Following the completion of each year, the Committee will review KORU’s and each executive officer’s results relative to these objectives and determine the level of achievement for each executive officer.

The annual cash bonus payment to each executive officer will be made from a bonus pool established for all eligible participants under the MICP based on the amount by which any one or more measures of KORU’s financial performance for the year meets or exceeds budget targets for the year.  Such measures of financial performance may include gross margin, adjusted earnings before one or more of interest, taxes, depreciation and amortization, or such other criteria as the Board may determine are appropriate.  To receive the bonus, participants must be actively employed by KORU in an eligible position when the bonus is paid.  The Board continues to have the right to reduce executive officers’ cash bonus payments under the MICP by any amount on the basis of such considerations as the Board in its sole discretion shall determine.

The foregoing description of the MICP is qualified in its entirety by reference to the actual terms of the MICP, which is filed as an exhibit hereto and incorporated herein by reference.

For the year ended December 31, 2020, upon recommendation of the Committee, the Board established the following maximum base bonus award potential, maximum over-achievement bonus award potential and relative corporate/personal performance objectives weightings for Donald Pettigrew, Chief Executive Officer, Karen Fisher, Chief Financial Officer and Manuel Marques, Chief Operating Officer:

Executive Officer	Maximum Base Potential (as a percentage of base earnings)	Maximum Over-Achievement Potential (as a percentage of base earnings)	Corporate Objectives Weighting	Personal Objectives Weighting
CEO	60%	60%	100%	0%
CFO	30%	30%	70%	30%
COO	30%	30%	70%	30%

The 2020 corporate objectives established by the Board were as follows: value and quality of revenue achievement; gross margin improvement; strategic plan execution; and quality of adjusted earnings before interest, taxes, depreciation and amortization (“AEBITDA”).  The Board authorized the Chief Executive Officer to establish the 2020 personal objectives for the Chief Financial Officer and Chief Operating Officer.

The Board established bonus pools for 2020 consistent with KORU’s budget for the fiscal year ended December 31, 2020, with a provision for base bonus awards to the extent AEBITDA falls within 95%-100% of the budgeted amount for 2020 and a provision for over-achievement bonus awards to the extent gross margin exceeds the budgeted amount.

ITEM 8.01 OTHER EVENTS.

As previously reported in the Company’s reports filed under the Securities Exchange Act of 1934, as amended, on June 25, 2015, EMED Technologies Corporation (“EMED”) filed a case in the United States District Court for the Eastern District of Texas claiming patent infringement of U.S. Patent 8,961,476 (“’476 Patent”) by the Company’s needle sets and seeking unspecified monetary damages (the “’ED Texas 476 Case”), and that on June 28, 2019 the United States District Judge for the ED Texas ’476 matter issued a Final Judgment of non-infringement in favor of RMS Medical. The District Judge adopted the decision of the Magistrate Judge that was issued on June 24, 2019, overruled EMED’s objections, awarded court costs to RMS Medical, and dismissed the case.

The Company is filing this Current Report on Form 8-K to report that, on April 9, 2020, the United States Court of Appeals for the Federal Circuit (“the Federal Circuit Court”) affirmed that earlier decision by the United States District Court for the Eastern District of Texas (Case No. 2:15-CV-01167-JRG-RSP) that granted KORU Medical’s motion for summary judgement of non-infringement against EMED Technologies (“EMED”).

On April 13, 2020, the Company issued a press release announcing the events set forth in this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

10.1	Repro Med Systems, Inc. Management Incentive Compensation Plan dated as of April 13, 2020

99.1	Press release dated April 13, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPRO MED SYSTEMS, INC. (Registrant)

Date: April 14, 2020	By:	/s/ Karen Fisher
Karen Fisher Chief Financial Officer